EXHIBIT 99.1

                              LETTER OF TRANSMITTAL


                        Offer For Any and All Outstanding
                  10 1/4% Trust Preferred Securities, Series A
            (Liquidation Amount $1,000 per Trust Preferred Security)
                                 in Exchange for
                  10 1/4% Trust Preferred Securities, Series B
            (Liquidation Amount $1,000 per Trust Preferred Security)
           Which Have Been Registered Under The Securities Act Of 1933
               Pursuant to the Prospectus dated ________ __, 1997

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
YORK CITY TIME, ON MAY __, 1997, UNLESS THE OFFER IS EXTENDED.  TENDERS MAY
BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION
DATE.
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                                   The Exchange Agent For the Exchange Offer Is:
                                               The Bank of New York

By Hand or Overnight Delivery:                Facsimile Transmission:              By Registered or Certified Mail:
                                           (Eligible Institutions Only)
     The Bank of New York                                                                  The Bank of New York
       101 Barclay Street                         (212) 571-3080                         101 Barclay Street, 7E
Corporate Trust Services Window                                                            New York, New York 10286
          Ground Level                        To Confirm by Telephone           Attention:  Reorganization Section,
Attention:  Reorganization Section.          or for Information Call:                       Enrique Lopez
             Enrique Lopez
                                                  (212) 815-2742
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         Delivery of this letter of transmittal to an address other than as set forth above or transmission of this letter of transmittal via facsimile to a number other than as set forth above does not constitute a valid delivery.

         The undersigned acknowledges that he or she has received the Prospectus, dated ______ __, 1997 (the "Prospectus"), of BankUnited Financial Corporation, a Florida corporation (the "Company"), and BankUnited Capital, a trust formed under the laws of the State of Delaware (the "Trust"), and this Letter of Transmittal, which together constitute the Company's and the Trust's offer (the "Exchange Offer") to exchange an aggregate Liquidation Amount of up to $70,000,000 10 1/4% Trust Preferred Securities, Series B due December 31, 2026, which have been registered under the Securities Act of 1933, as amended (the "Securities Act") (the "Exchange Preferred Securities") of the Trust for a like Liquidation Amount of the issued and outstanding 10 1/4% Trust Preferred Securities, Series A due December 31, 2026 (the "Old Series A Preferred Securities") of the Trust from the holders thereof.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

         This Letter of Transmittal is to be completed by holders of Old Series A Preferred Securities either if Old Series A Preferred Securities are to be forwarded herewith or if tenders of Old Series A Preferred Securities are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Series A Preferred Securities" in the Prospectus.

         Holders of Old Series A Preferred Securities whose certificates (the "Certificates") for such Old Series A Preferred Securities are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Series A Preferred Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer-Procedures for Tendering Old Series A Preferred Securities" in the Prospectus.

         DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

         The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange offer.

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=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
           DESCRIPTION OF OLD SERIES A PREFERRED SECURITIES                     1                 2                 3
-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Aggregate       Liquidation
                                                                                             Liquidation       Amount of
                                                                                              Amount of       Old Series A
           Name(s) and Address(es) of Registered Holders(s):               Certificate      Old Series A       Preferred
                      (Please fill in, if blank)                           Number(s)*         Preferred        Securities
                                                                                             Securities








                                                                                                               Tendered**
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                           Total
-----------------------------------------------------------------------------------------------------------------------------
*        Need not be completed if Old Series A Preferred Securities are being tendered by book-entry holders.

**       Old Series A Preferred Securities may be tendered in whole or in part in denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Old Series A Preferred Securities are tendered for exchange in part, the untendered liquidation amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. See instruction 4. Unless otherwise indicated in the column, a holder will be deemed to have tendered all Old Series A Preferred
         Securities represented by the Old Series A Preferred Securities indicated in Column 2. See Instruction 4.
=============================================================================================================================

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[  ]     CHECK HERE IF TENDERED OLD SERIES A PREFERRED SECURITIES ARE BEING
         DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED
         BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution_______________________________________

         Account Number______________________________________________________

         Transaction Code Number_____________________________________________

[  ]     CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED
         DELIVERY IF TENDERED OLD SERIES A PREFERRED SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s)________________________________________

         Window Ticket Number (if any)_______________________________________

         Date of Execution of Notice of Guaranteed Delivery__________________

         Name of Institution which Guaranteed Delivery_______________________

                  If Guaranteed Delivery is to be made By Book-Entry Transfer:

         Name of Tendering Institution_______________________________________

         Account Number______________________________________________________

         Transaction Code Number_____________________________________________

[  ]     CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED
         OLD SERIES A PREFERRED SECURITIES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[  ]     CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD
         SERIES A PREFERRED SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:   ____________________________________________________________________

Address:____________________________________________________________________


Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Trust and the Company, the above described aggregate Liquidation Amount of the Trust's 10 1/4% Trust Preferred Securities, Series A (the "Old Series A Preferred Securities") in exchange for a like aggregate Liquidation Amount of the Trust's 10 1/4% Trust Preferred Securities, Series B due December 31, 2026 (the "Exchange Preferred Securities") which have been registered under the Securities Act upon the terms and subject to the conditions set forth in the Prospectus dated ______________ __, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Old Series A Preferred Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all rights, title and interest in and to such Old Series A Preferred Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company and the Trust in connection with the Exchange Offer) with respect to the tendered Old Series A Preferred Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Series A Preferred Securities to the Company or the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Preferred Securities to be issued in exchange for such Old Series A Preferred Securities,
(ii) present Certificates for such Old Series A Preferred Securities for transfer, and to transfer the Old Series A Preferred Securities on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Old Series A Preferred Securities, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD SERIES A PREFERRED SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD SERIES A PREFERRED SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY, THE TRUST OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD SERIES A PREFERRED SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) of the Old Series A Preferred Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Series A Preferred Securities. The Certificate number(s) and the Old Series A Preferred Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Old Series A Preferred Securities are not exchanged pursuant to the Exchange Offer for any reason, of if Certificates are submitted for more Old Series A Preferred Securities than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Series A Preferred Securities will be returned (or, in the case of Old Series A Preferred Securities tendered by book-entry transfer, such Old Series A Preferred Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Old Series A Preferred Securities pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Series A Preferred Securities" in the Prospectus and in the instruction, attached hereto will, upon the Company's and the Trust's acceptance for exchange of such tendered Old Series A Preferred Securities, constitute a binding agreement between the undersigned, the Company and the Trust upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company and the Trust may not be required to accept for exchange any of the Old Series A Preferred Securities tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Preferred Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Series A Preferred Securities, that such Exchange Preferred Securities be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Series A Preferred Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Series A Preferred Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Preferred Securities to the undersigned at the address shown below the undersigned's signature.

         BY TENDERING OLD SERIES A PREFERRED SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY OR THE TRUST, (II) ANY EXCHANGE PREFERRED SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE PREFERRED SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE PREFERRED SECURITIES. BY TENDERING OLD SERIES A PREFERRED SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD SERIES A PREFERRED SECURITIES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD SERIES A PREFERRED SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH OLD SERIES A PREFERRED SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY

RESALE OF SUCH EXCHANGE PREFERRED SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

         THE COMPANY AND THE TRUST HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF EXCHANGE PREFERRED SECURITIES RECEIVED IN EXCHANGE FOR OLD SERIES A PREFERRED SECURITIES, WHERE SUCH OLD SERIES A PREFERRED SECURITIES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 90 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH EXCHANGE PREFERRED SECURITIES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED OLD SERIES A PREFERRED SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD SERIES A PREFERRED SECURITIES AND EXECUTING THIS LETTER OR TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OR THE TRUST OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE PREFERRED SECURITIES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY AND THE TRUST HAVE AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAVE FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE PREFERRED SECURITIES MAY BE RESUMED, AS THE CASE MAY BE, IF THE COMPANY OR THE TRUST GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE PREFERRED SECURITIES. THEY SHALL EXTEND THE 90-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE PREFERRED SECURITIES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE PREFERRED SECURITIES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY

OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE PREFERRED
SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

         Holders of Old Series A Preferred Securities whose Old Series A Preferred Securities are accepted for exchange will not receive accrued interest on such Old Series A Preferred Securities for any period from and after the last Interest Payment Date to which interest has been paid or duty provided for on such Old Series A Preferred Securities prior to the original issue date of the Exchange Preferred Securities or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Old Series A Preferred Securities, and the undersigned waives the right to receive any interest on such Old Series A Preferred Securities accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after December 30, 1996.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Series A Preferred Securities tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation o the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SERIES A PREFERRED SECURITIES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD SERIES A PREFERRED SECURITIES AS SET FORTH IN SUCH BOX.

                               HOLDER(S) SIGN HERE
                          (SEE INSTRUCTIONS 2, 5 AND 6)
                 PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 7)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

         Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Series A Preferred Securities hereby tendered or on the register of holders maintained by the Trust, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Trust or the Trustee for the Old Series A Preferred Securities to comply with the restrictions on transfer applicable to the Old Series A Preferred Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                           (SIGNATURE(S) OF HOLDER(S)

Date:  _______________, 199_
Name(s)
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
                     ----------------------------------------------------------
Address
           --------------------------------------------------------------------
           --------------------------------------------------------------------
           --------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                               ------------------------------------------------

-------------------------------------------------------------------------------
(TAX IDENTIFICATION OR SOCIAL SECURITY                              NUMBER(S)

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)






-------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)


Date: _______________, 199_

Name of Firm
             ------------------------------------------------------------------
         Capacity (full title)
                              -------------------------------------------------
                                 (PLEASE PRINT)

Address
           --------------------------------------------------------------------
           --------------------------------------------------------------------
           --------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number ________________________________________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the Exchange Preferred Securities or Old Series A Preferred Securities not tendered are to be issued in the name of someone other than the registered holder of the Old Series A Preferred Securities whose name(s) appear(s) above.

Issue

[  ]     Old Series A Preferred Securities not tendered to:

[  ]     Exchange Preferred Securities to:

Name(s)
         ----------------------------------------------------------------------
Address
         ----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and
Telephone Number
                 --------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          (TAX IDENTIFICATION OR SOCIAL
                               SECURITY NUMBER(S))

                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if Exchange Preferred Securities or Old Series A Preferred Securities not tendered are to be sent to someone other than the registered holder of the Old Series A Preferred Securities whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail

[  ]     Old Series A Preferred Securities not tendered to:

[  ]     Exchange Preferred Securities to:

Name(s
           --------------------------------------------------------------------
Address
           --------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and
Telephone Number
                 --------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          (TAX IDENTIFICATION OR SOCIAL
                               SECURITY NUMBER(S))

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the "Exchange Offer--Procedures for Tendering Old Series A Preferred Securities" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Series A Preferred Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Old Series A Preferred Securities may be tendered in whole or in part in the liquidation amount of $100,000 (100 Old Series A Preferred Securities) and integral multiples of $1,000 in excess thereof, provided that, if any Old Series A Preferred Securities are tendered for exchange in part, the untendered liquidation amount thereof must be $100,000 (100 Old Series A Preferred Securities) or any integral multiple of $1,000 in excess thereof.

         Holders who wish to tender their Old Series A Preferred Securities and
(i) whose Old Series A Preferred Securities are not immediately available or
(ii) who cannot deliver their Old Series A Preferred Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Series A Preferred Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Series A Preferred Securities" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Series A Preferred Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer-Procedures for Tendering Old Series A Preferred Securities" in the Prospectus.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Series A Preferred Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer;
(iii) a credit union; (v) a national
securities exchange, registered securities association or clearing agency; or
(v) a savings association that is a participant in a Securities Transfer Association.

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         Neither the Company nor the Trust will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

         (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the register of holders maintained by the Trust as the owner of the Old Series A Preferred Securities) of Old Series A Preferred Securities tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

         (ii) such Old Series A Preferred Securities are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Series A Preferred Securities" is inadequate, the Certificate number(s) and/or the liqidation amount of Old Series A Preferred Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Series A Preferred Securities will be accepted only in the liquidation amount of $100,000 (100 Old Series A Preferred Securities) and integral multiples of $1,000 in excess thereof, provided that if any Old Series A Preferred Securities are tendered for exchange in part, the untendered liquidation amount thereof must be $100,000 (100 Old Series A Preferred Securities) or any integral multiple of $1,000 in excess thereof. If less than all the Old Series A Preferred Securities evidenced by any Certificate submitted are to be tendered, fill in the liquidation amount of Old Series A Preferred Securities which are to be tendered in the box entitled "Liquidation Amount of Old Series A Preferred Securities Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Old Series A Preferred Securities that were evidenced by your old Certificate(s) will only be sent to the holder of the Old Series A Preferred Security, promptly after the Expiration Date. All Old Series A Preferred Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Old Series A Preferred Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Series A Preferred Securities to be withdrawn, the aggregate liquidation amount of Old Series A Preferred Securities to be withdrawn, and (if Certificates for Old Series A Preferred Securities have been tendered) the name of the registered holder of the Old Series A Preferred Securities as set forth on the Certificate for the Old Series A Preferred Securities if different from that of the person who tendered such Old Series A Preferred Securities. If Certificates for the Old Series A Preferred Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Series A Preferred Securities, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Series A Preferred Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Series A Preferred Securities tendered for the account of an Eligible Institution. If Old Series A Preferred Securities have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Series A Preferred Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Series A Preferred Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, or facsimile transmission. Withdrawals of tenders of Old Series A Preferred Securities may not be rescinded. Old Series A Preferred Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Series A Preferred Securities."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. None of the Company, the Trust, any affiliates or assigns of the Company and the Trust, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Series A Preferred Securities which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Series A Preferred Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Old Series A Preferred Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Old Series A Preferred Securities are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company and the Trust, in their sole discretion, of each such person's authority so to act.

         When this Letter of Transmittal is signed by the registered owner(s) of the Old Series A Preferred Securities listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Preferred Securities are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

         If this letter of Transmittal is signed by a person other than the registered owner(s) of the Old Series A Preferred Securities listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company, the Trust or the Trustee for the Old Series A Preferred Securities may require in accordance with the restrictions on transfer applicable to the Old Series A Preferred Securities. Signatures on such Certificates must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Preferred Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, of if Exchange Preferred Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Series A Preferred Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

         7. IRREGULARITIES. The Company and the Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Series A Preferred Securities, which determination shall be final and binding on all parties. The Company and the Trust reserve the absolute right to reject any and all tendered determined by either of them not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company and the Trust, be unlawful. The Company and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Series A Preferred Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's and the Trust's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Series A Preferred Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, the Trust, any affiliates or assigns of the Company, the Trust, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Old Series A Preferred Securities are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Series A Preferred Securities exchanged pursuant to the Exchange Offer may be subject to 31% backup withholder.

         The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         The holder is required to give the Exchange Agent the TIN (e.g., social security number of employer identification number) of the registered owner of the Old Series A Preferred Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Series A Preferred Securities. If the Old Series A Preferred Securities are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

         Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

         11. NO CONDITIONAL TENDERS. No alternative, condition, irregular or contingent tenders will be accepted. All tendering holders of Old Series A Preferred Securities, by execution of the Letter or Transmittal, shall waive any right to receive notice of the acceptance of their Old Series A Preferred Securities for exchanges.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Series A Preferred Securities nor shall any of them incur any liability for failure to give any such notice.

         12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Series A Preferred Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related document cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

         13. SECURITY TRANSFER TAXES. Holders who tender their Old Series A Preferred Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Prefered Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Series A Preferred Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Series A Preferred Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tending holder.

         IMPORTANT; THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.



                TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                               (See Instruction 9)

                       PAYER'S NAME: THE BANK OF NEW YORK
----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                   PART I--PLEASE PROVIDE YOUR TIN ON THE LINE AT           TIN:________________
                             RIGHT AND CERTIFY BY SIGNING AND DATING                    Social Security Number or
Form W-9                     BELOW                                                    Employer Identification Number
Department of the Treasury  ------------------------------------------------------------------------------------------
Internal Revenue Service     PART 2--TIN Applied For [  ]

Payor's Request For
Taxpayer
Identification Number
 ("TIN")
and Certification

                            ------------------------------------------------------------------------------------------
                             CERTIFICATION- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

                             (1)      the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me).

                             (2)      I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS")
                                      that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRA has notified me that I am no longer subject to backup withholding, and

                             (3)      any other information provided on this form is true and correct.

                             Signature__________________________                           Date______________, 1997
----------------------------------------------------------------------------------------------------------------------
You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the
IRS that you are no longer subject to backup withholding.

========================================================================================================================

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-4 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF
                              SUBSTITUTE FORM W-9

-------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Preferred Securities shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature__________________________                  Date_______________, 1997
-------------------------------------------------------------------------------